Exhibit 13.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fundtech Ltd. (the "Company") on Form 20-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Reuven Ben Menachem, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 29, 2004

                                    /s/ Reuven Ben Menachem
                                    ----------------------------
                                    Reuven Ben Menachem
                                    Chief Executive Officer
                                    (Principal Executive Officer)









A signed original of this written statement required by Section 906 has been provided to Fundtech Ltd. and will be retained by Fundtech Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.